December 26, 2007

Supplement

SUPPLEMENT DATED DECEMBER 26, 2007 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
CLASS X and CLASS Y
Dated May 1, 2007

The following is hereby added to the Statement of Additional Information at the end of the section titled ‘‘Investment Strategies and Risks — Options and Futures Transactions’’:

Combined Transactions.    Certain Portfolios may enter into combined transactions. Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing put options in combination with each other (‘‘put spreads’’); multiple futures transactions; and combinations of options, futures, forward and swap transactions), instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Portfolio may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Investment Adviser, it is in the best interest of the Portfolio to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.